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                                                                Exhibit 10.1(c)





                               FIRST AMENDMENT
                                   TO THE
                            AMENDED AND RESTATED
                            EMPLOYMENT AGREEMENT
                                   BETWEEN
                              IDEX CORPORATION
                                     AND
                               DONALD N. BOYCE


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                               FIRST AMENDMENT
                                   TO THE
                            AMENDED AND RESTATED
                            EMPLOYMENT AGREEMENT
                                   BETWEEN
                              IDEX CORPORATION
                                     AND
                               DONALD N. BOYCE



     THIS AGREEMENT made as of the 1st day of January, 1998, between IDEX CORPORATION, a Delaware corporation with its executive offices at 630 Dundee Road, Suite 400, Northbrook, Illinois 60062 (the "Corporation"), and DONALD N. BOYCE, residing at 1251 N. Sheridan Road, Lake Forest, Illinois 60045 (the "Executive").

     IDEX and the Executive entered into an Employment Agreement dated as of January 22, 1988 and executed on May 30, 1989 and subsequently amended as of January 13, 1993 and as of September 27, 1994 and amended and restated in its entirety as of November 22, 1996. Effective as of January 1, 1998, Executive will no longer be serving as President of the Corporation and the parties now wish to modify certain provisions of the Employment Agreement to conform to this change. Therefore, IDEX and the Executive agree as follows:

     1. Effective as of January 1, 1998, in each instance in Section 2, Section 5(a) and Section 5(b)(3) of the Agreement where the phrase "...Chairman of the Board, President and the Chief Executive Officer of the Corporation..." appears such phrase shall be deleted and in its stead the phrase "...Chairman of the Board and the Chief Executive Officer of the Corporation..." is substituted in lieu thereof.

     2. Effective as of January 1, 1998, the first sentence of Subsection 4(a) of the Agreement is amended by deleting the phrase "...$445,000 per year commencing as of January 1,




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                                     - 3 -





1997,..." and the phrase "...$470,000 per year commencing as of January 1, 1998,..." is substituted in lieu thereof.


     IN WITNESS WHEREOF, the Executive has hereunto set his hand and the Corporation has caused this Agreement to be executed in its name and on its behalf as of the date first above written.


                             ___________________________________
                             Donald N. Boyce


                             DATE OF EXECUTION:  _________, 1997


                             IDEX CORPORATION

                             By: _______________________________
                                 Wayne P. Sayatovic, Senior Vice
                                   President - Finance and Chief
                                   Financial Officer


                                             DATE OF EXECUTION: _________, 1997